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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2003

                                 i3 Mobile, Inc.

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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-30175               51-0335259

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 (State or Other Jurisdiction           (Commission             (IRS Employer
         of Incorporation)               File Number)        Identification No.)

181 Harbor Drive, Stamford, Connecticut                              06902

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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: 203-353-0383

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Required FD Disclosure.

        On August 4, 2003, i3 Mobile, Inc. (the "Company") entered into a non-binding Letter of Intent (the "Letter of Intent") with ACE*COMM Corporation ("ACE*COMM") that contemplates a proposed transaction pursuant to which ACE*COMM, or a wholly owned subsidiary of ACE*COMM would acquire 100% of the outstanding capital stock of the Company from the stockholders of the Company in exchange for a number of freely tradeable shares of ACE*COMM's common stock, par value $.01 per share, to be paid by ACE*COMM to the Company's stockholders at the closing of the proposed transaction (the "Proposed Transaction").

         The consummation of the Proposed Transaction is contingent upon: (1) each of the Company and ACE*COMM conducting, and being satisfied in all respects with the results of, a due diligence investigation of the other party; (2) the preparation and execution of a definitive merger agreement by and between the Company and ACE*COMM; (3) the receipt of all necessary governmental, corporate and third-party consents and approvals; and (4) the absence of any material adverse change with respect to the Company or ACE*COMM.

         If the proposed Transaction is consummated, at closing, ACE*COMM would expand its existing four-member board of directors to six, of which, the Company would appoint two designees to serve as directors.

         The Letter of Intent may be terminated if the definitive merger agreement is not executed within 21 days following the date of the Letter of Intent or may be terminated by mutual agreement between the Company and ACE*COMM.

         Reference is made to Exhibit 10.1 to this filing for more complete information respecting the Letter of Intent.

         The Company issued a press release announcing entering into the Letter of Intent. See press release attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

10.1 Letter of Intent, dated August 4, 2003, between i3 Mobile, Inc. and ACE*COMM Corporation.

99.1    Text of Press Release of the Company, dated August 5, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           i3 Mobile, Inc.


Date:  August 5, 2003                      By: /s/ Edward J. Fletcher
                                               -------------------------
                                               Name: Edward J. Fletcher
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1 Letter of Intent, dated August 4, 2003, between i3 Mobile, Inc. and ACE*COMM Corporation.

     99.1           Text of Press Release of the Company, dated
                    August 5, 2003.